Supplement dated August 23, 2017,
to the Prospectuses listed below
for variable life insurance policies issued by

Transamerica Advisors Life Insurance Company
Transamerica Financial Life Insurance Company

SPECIAL NOTICE

This supplement describes a change to the following variable life insurance policies listed below (each a "Policy") issued by Transamerica Advisors Life Insurance Company (“TALIC”) and Transamerica Financial Life Insurance Company (“TFLIC”) and funded through the separate accounts listed below.  Please retain this supplement with your prospectus for future reference.

•	ML Prime Plans (funded through Merrill Lynch Life Variable Life Separate Account II)
•	TFLIC Prime Plans (funded through ML of New York Variable life Separate Account)
•	ML Prime Plan V (funded through Merrill Lynch Life Variable Life Separate Account II)
•	ML Directed Life and Directed Life 2 (funded through Merrill Lynch Life Variable Life Separate Account II)
•	TFLIC Directed Life and Directed Life 2 (funded through ML of New York Variable Life Separate Account)
•	ML Estate Investor I/II (funded through Merrill Lynch Variable Life Separate Account
•	ML Investor Life/Plus (funded through Merrill Lynch Variable Life Separate Account)
•	TFLIC Investor Life/Plus (funded through ML of New York Variable Life Separate Account II)

Liquidation of Portfolios
We have been informed that the Board of Directors of BlackRock Variable Series Funds, Inc. has approved a plan of liquidation for the BlackRock Global Opportunities V.I. Fund; the liquidation is expected to occur on or about October 31, 2017.  As a result, the BlackRock Global Opportunities V.I. Fund will not be available in your Policy after October 31, 2017. Further, BlackRock Global Opportunities V.I. Fund was closed to new investments on May 1, 2017.

Issues Regarding the Portfolio Liquidation and the Possible Effects on your Policy
You may wish to refer to your most recent statement and/or confirmation to review your current portfolio of investments, as well as your current premium and monthly deduction allocation elections, if applicable.  If you do not have any policy value in the BlackRock Global Opportunities V.I. Fund then the liquidation will not affect you.  However, if you have policy value allocated to the BlackRock Global Opportunities V.I. Fund, then the liquidation will affect you and the following dates are particularly important for you.
October 30, 2017:  This is the last date that you can provide us with instructions on how to transfer your policy value out of the BlackRock Global Opportunities V.I. Fund and into any other investment option(s) under your Policy.  Transfers are made effective on the date we receive your transfer instructions in good order.

October 31, 2017:  Any policy value remaining in the BlackRock Global Opportunities V.I. Fund will automatically be transferred into the BlackRock Government Money Market Portfolio of the BlackRock Series Fund, Inc. as of the close of business on October 31, 2017.

In addition, in anticipation of the pending liquidation of the BlackRock Global Opportunities V.I. Fund, we are reminding you of your ability to transfer your policy value among the other investment options available under your Policy.  The investment options available under your Policy represent a wide variety of investment objectives and strategies, and are advised by a range of money managers.  The prospectus for your Policy includes a section that describes those investment options.  More detailed information about the investment options available under your Policy can be found in the current prospectuses for those investment options, copies of which were made available to you on or about May 1, 2017. You should read those prospectuses carefully and carefully consider the investment objectives, charges, expenses and risks of any investment option to which you allocate net premium or transfer or allocate policy value.

More detailed information about possible effects of the portfolio liquidation on your policy and certain types of transactions, and procedures that we have developed to ensure the timely transfer of any policy value that you have in the BlackRock Global Opportunities V.I. Fund are provided below in the form of questions and answers.
How does the portfolio liquidation affect my transfer privileges?

Transfer Requests.  If we receive a transfer request after May 1, 2017 that specifies a transfer into the BlackRock Global Opportunities V.I. Fund, we will contact you and advise that the request is not considered to be in good order.  We will not process the request. We will require a new request in good order before we can process the transfer request. We will follow these rules for specific transfer requests made in writing or by telephone.

As noted above, October 30, 2017 is the last date that you can provide us with instructions on how to transfer your policy value out of the BlackRock Global Opportunities V.I. Fund and into any other investment option(s) under your Policy.  Such transfer requests must be received in good order.

Involuntary Transfer into the BlackRock Government Money Market Portfolio of the BlackRock Series Fund, Inc.  If, as a result of the portfolio liquidation, we transfer your policy value from the BlackRock Global Opportunities V.I. Fund to the BlackRock Government Money Market Portfolio on October 31, 2017, you may transfer such policy value from the respective BlackRock Government Money Market investment portfolio to any of the other available investment portfolios or to any fixed account option available under your Policy.

No Transfer Fees.  If your Policy imposes any restrictions, or assess any fees, charges or penalties on transfers of policy value from one investment portfolio to another or from an investment portfolio to any available fixed account option available under your Policy, there will be no charge if you transfer your policy value out of the BlackRock Global Opportunities V.I. Fund in response to this supplement or if, on October 31, 2017, we transfer your policy value from the BlackRock Global Opportunities V.I. Fund to the BlackRock Government Money Market Portfolio.  In addition, if we transfer your policy value to  the BlackRock Government Money Market Portfolio in connection with the Liquidation, then there will be no charge if you thereafter transfer policy value from the respective BlackRock Government Money Market investment portfolio to another investment portfolio or any fixed account options available under your Policy.

What effect will this portfolio liquidation have on a request for loans or withdrawals?

If your loan or withdrawal request is received in good order and includes specific allocation of amounts to the BlackRock Global Opportunities V.I. Series Fund, then we will honor the request so long as it is received prior to October 31, 2017. After that date, any loan or withdrawal request received that directs that the amount of the loan or withdrawal be deducted, in whole or in part, from the BlackRock Global Opportunities V.I. Series Fund will be treated as not in good order.  We will contact you and will require a new request before we process the loan or withdrawal.

Will this portfolio liquidation affect any policy loan repayments (if applicable) I make?

Loan repayments, if loans are permitted under your Policy, are processed in with the loan provisions described in your product prospectus.
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We appreciate your business.  If you have any questions about this notice, or to request copies of prospectuses for any of the investment options available under your Policy, please contact us 1-800-354-5333 or send your written request to: Service Center, P.O. Box 19100, Greenville, South Carolina 29602-9100.